UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2013

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street, New York, NY	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	212-231-2000

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

               On January 25, 2013, Inuvo, Inc. (the “Company”), entered into a Quick Action Closing Fund Grant Agreement and a Grant Reimbursement Agreement (collectively the “Agreements”) with the Arkansas Economic Development Commission (the “Commission”).  Pursuant to the Agreements, the Company may utilize a grant of up to $1,750,000 for expenses related to the relocation of the Company’s headquarters and operations to Arkansas and for the purchase of equipment for use in Arkansas.  The Grant is contingent upon creating 50 full-time equivalent positions in Arkansas within four years that meet average total compensation requirements and maintaining those positions for an additional 6 year period.  The Company anticipates meeting the position requirements through a combination of relocation of personnel, transitioning existing positions to Arkansas, and new hires.  In the event the Company does not create or maintain the positions in Arkansas or fails to meet the average compensation requirements, the Agreements have customary reimbursement provisions.

Item 7.01                      Regulation FD

On January 31, 2013, the Company issued a press release entitled “Inuvo to locate headquarters in Conway, anticipates elimination of significant costs”.  A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

               The information in this Current Report on Form 8-K under this caption and accompanying exhibits are being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                      Other Items

The Company is relocating its headquarters and a portion of its operations to Conway, Arkansas.  The Company anticipates the office in Conway, Arkansas will be open on March 1, 2013.  As part of the headquarters move, the Company anticipates closing its Clearwater, Florida office and scaling back its New York, New York office.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press release dated January 31, 2013, entitled “Inuvo to locate headquarters in Conway, anticipates elimination of significant costs”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: January 31, 2013	By:	/s/ John Pisaris
John Pisaris, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 31, 2013, entitled “Inuvo to locate headquarters in Conway, anticipates elimination of significant costs”.